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                                                                    Exhibit 32.1

                                  CERTIFICATION

In connection with the Quarterly Report of K-Tron International, Inc. (the "Company") on Form 10-Q for the period ended April 3, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edward
B. Cloues, II, Chairman and Chief Executive Officer of the Company, and I, Ronald R. Remick, Senior Vice President, Chief Financial Officer and Treasurer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

RONALD R. REMICK                                      EDWARD B. CLOUES, II
----------------------------------------------        -------------------------
Ronald R. Remick                                      Edward B. Cloues, II
Senior Vice President, Chief Financial Officer        Chairman and Chief
  and Treasurer                                       Executive Officer
Date: May 18, 2004
                                                      Date: May 18, 2004